Exhibit 99.1
Execution
First Amendment to Credit Agreement
dated as of April 30, 2008
among
Asyst Technologies, Inc.,
Asyst Technologies Japan Holdings Company, Inc.,
and
Asyst Technologies Japan, Inc.
as Borrowers,
KeyBank National Association,
Administrative Agent, Lender, Swing Line Lender and L/C Issuer
and
the Lenders Party hereto,
as Lenders

First Amendment to Credit Agreement
     This First Amendment to Credit Agreement (this “Amendment”) dated as of April 30, 2008 (the “Amendment Effective Date”) is entered into among Asyst Technologies, Inc., a California corporation (the “Company” or “ATI”); Asyst Technologies Japan Holdings Company, Inc., a Japanese corporation (formerly known as Asyst Japan, Inc., “AJH”); and Asyst Technologies Japan, Inc., a Japanese corporation (formerly known as Asyst Shinko, Inc., “ATJ”; and together with ATI and AJH being referred to hereafter collectively as the “Borrowers” and individually each as a “Borrower”); and KeyBank National Association (“Key”), as Administrative Agent, Lender, Swing Line Lender and L/C Issuer (“Agent”) as provided herein, Citibank, N.A. (“Citi”), as Syndication Agent and as Lender, Silicon Valley Bank (“SVB”), as Documentation Agent and as Lender, and RBS Citizens NA (formerly known as Citizens Bank NA), as Lender (“Citizens”, and together with Key, Citi and SVB, as Lenders, being referred to collectively as the “Lenders” and individually each as a “Lender”) amends that certain Credit Agreement dated as of July 27, 2007 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined or used in the Credit Agreement.
W i t n e s s e t h:
     Whereas, the parties hereto wish to amend the Credit Agreement to revise certain provisions and requirements of the Credit Agreement; and
     Now, Therefore, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Amendments.
     (a) Amendment to Schedule 2.01; Revolving Credit Commitments. From and after the Amendment Effective Date, Schedule 2.01 is hereby amended by deleting the same in its entirety and replacing the same with new Schedule 2.01 attached hereto as Exhibit A.
     (b) Amendment to Definitions. From and after the Amendment Effective Date,
     (i) the definition of “Applicable Rate” is hereby amended by inserting a new subsection (b) as follows, and re-designating the original subsection (b) as subsection (c):
     “(b) With respect to the Revolving Credit Facility and the Term Loan Facility, 4.25% per annum for the Base Rate Loans and the LIBOR Rate Loans and the Commitment Fee shall be deemed to be “0.50%” regardless of the Pricing Level, until the Administrative Agent receives the Compliance Certificate for the fiscal quarter ended June 30, 2009.”

First Amendment to Credit Agreement
     (ii) the definition of “Japanese Borrowers” is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     “Japanese Borrowers” means, collectively, AJH and ATJ.
     (iii) the definition of “Required Lenders” is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     “Required Lenders” means, as of any date of determination, at least two Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.
     (iv) the definition of “Term Loan Commitment” is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     “Term Loan Commitment” means, as to each Term Lender, its obligation to make Term Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the Dollar Equivalent amount set forth opposite such Term Lender’s name on Schedule 2.01 under the caption “Term Loan Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.”
     (v) each of the following definitions are hereby added, in correct alphabetical sequence, to Section 1.01 of the Credit Agreement:
     “AJH” means Asyst Technologies Japan Holdings Company, Inc., a Japanese corporation (formerly known as Asyst Japan, Inc.).
     “ATJ” means Asyst Technologies Japan, Inc., a Japanese corporation (formerly known as Asyst Shinko, Inc.).
     “Capitalization” means, as of any date of determination, the sum, without duplication, of (a) Consolidated Funded Indebtedness and (b) the total consolidated stockholder’s equity of the Company and its Subsidiaries as determined in accordance with GAAP.
     “Consolidated Cash Interest Charges” means, for any Measurement Period, Consolidated Interest Charges minus any capitalized

First Amendment to Credit Agreement
financing fees or expenses for which cash payment has already been made prior to the Measurement Period, or which do not create future cash payment obligations, as well as any amendment fees and other fees paid by the Company and its Subsidiaries in connection with the First Amendment to Credit Agreement dated as of April 30, 2008.
     “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Charges of the Company and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.
     “Current Permitted Term Loan Principal Amount” has the meaning specified in Section 2.05(c)(vii).
     “Liquidity Amount” means, as of any date of determination, the sum of (a) unrestricted cash on hand (including Cash Equivalents) of the Loan Parties at such time that such cash is free of all Liens (other than Liens securing the Obligations) plus (b) the aggregate amount that can be borrowed at such time under this Agreement and under any of the Borrowers’ then existing lines of credit.
     (c) Amendment to Section 2.01(a). From and after the Amendment Effective Date, Section 2.01(a) is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     “(a) The Term Loan Borrowing. (i) Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make Dollar denominated loans to the Borrowers (available in either Dollars or in Yen), on the Closing Date in the aggregate principal amount as to all Term Lenders not to exceed the Term Loan Commitment on a Dollar Equivalent Basis, and otherwise in accordance with the terms of this Agreement. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed except as permitted under Section 2.05(c)(vii).
     (ii) Notwithstanding the foregoing, since any fluctuations in the Spot Rate have not been subjected to any Swap Contract, the principal amount of Yen borrowings outstanding and/or available under the Term Loans may fluctuate both upwards and downwards as a result of Spot Rate adjustments made from time to time on Revaluation Dates, and any principal prepayments by Borrowers or principal reborrowings extended by Term Lenders pursuant to Section 2.05(c)(vii) shall not be subject to any premium, penalty or other similar charge hereunder, including the prepayment premium set forth in Section 2.05(a), so long as, after giving effect to such principal prepayment or reborrowing, the Dollar Equivalent of such principal amount of Yen borrowings outstanding under the Term Loans does not exceed the then Current Permitted Term Loan Principal Amount.”

First Amendment to Credit Agreement
     (d) Amendment to Section 2.01(c). From and after the Amendment Effective Date, the first sentence of Section 2.01(c) is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     “(c) Increase of Revolving Credit Commitments. If at any time after the Closing Date, so long as no Default or Event of Default has occurred and is continuing, the Borrowers may, by notice to the Administrative Agent, request that, on the terms and subject to the conditions contained in this Agreement, the Lenders and/or other financial institutions not then a party to this Agreement that are approved by the Administrative Agent (each, an “Additional Lender”) provide additional Revolving Credit Commitments; provided that the aggregate amount of such additional Revolving Credit Commitments made pursuant to this Section 2.01(c) shall not exceed $37,500,000.”
     (e) Amendment to Section 2.05(a). From and after the Amendment Effective Date, Section 2.05(a) is hereby amended by deleting the second sentence of the second paragraph thereof and inserting the following in lieu thereof:
     “Except as otherwise provided in Section 2.01(a), Section 2.05(c) and Section 2.07, during the first two years after the Closing Date, each such voluntary prepayment of Term Loans shall be accompanied by a premium equal to (i) 2% of the principal amount of such Term Loan being prepaid, if such prepayment occurs on or prior to the first anniversary of the Closing Date, and (ii) 1% of the principal amount of such Term Loan being prepaid, if such prepayment occurs after the first anniversary of the Closing Date but on or prior to the second anniversary of the Closing Date.”
     (f) Amendment to Section 2.05(c). From and after the Amendment Effective Date, Section 2.05(c) is hereby amended by adding a new subsection, Section 2.05(c)(vii), at the end thereof as follows:
     “(vii) Term Loan Facility. If the Administrative Agent notifies the Company on any Revaluation Date that (a) the then aggregate outstanding Dollar Equivalent of the principal amount of Yen borrowings outstanding under the Term Loans on such Revaluation Date (after giving effect to Spot Rate adjustments and prepayments made on such date) exceeds (b) a Dollar Equivalent amount equal to 100% of the Term Loan Facility then in effect (after giving effect to all prior mandatory repayments or prepayments under Section 2.01(a), Section 2.05(c) and Section 2.07 (such amount, the “Current Permitted Term Loan Principal Amount”), then, on such Revaluation Date, Borrowers shall repay such Yen borrowings in the principal amount necessary to cause (as calculated at the then current Spot Rate) the principal amount of Yen borrowings then outstanding under the Term Loans not to exceed the then Current Permitted Term Loan Principal Amount on a Dollar Equivalent basis.
     If the Administrative Agent notifies the Company on any Revaluation Date that (a) the then aggregate outstanding Dollar Equivalent of the principal

First Amendment to Credit Agreement
amount of the Yen borrowings outstanding on such Revaluation Date under the Term Loans (after giving effect to Spot Rate adjustments) is less than (b) the Current Permitted Term Loan Principal Amount, then, on such Revaluation Date, the Term Lenders shall extend principal reborrowings to Borrowers in Yen in such additional amounts necessary to cause (as calculated at the then current Spot Rate) the principal amount of Yen borrowings then outstanding under the Term Loans to equal the then Current Permitted Term Loan Principal Amount on a Dollar Equivalent basis.
     Any such principal prepayment or principal reborrowing of Term Loans by Borrowers shall not be subject to any premium, penalty or other similar charge hereunder, including the prepayment premium set forth in Section 2.05(a), nor shall any such principal repayment be deemed to constitute a scheduled principal repayment for purposes of Section 2.07.”
     (g) Amendment to Section 2.07(a). From and after the Amendment Effective Date, the first sentence of Section 2.07(a) is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     “(a) Term Loans. The applicable Borrowers shall make scheduled repayment of the Dollar Equivalent aggregate outstanding principal amount, if any, of all Term Loans semi-annually on the last day of each June and December occurring during each period set forth below in an aggregate amount for such period equal to the percentage set forth below opposite such period (or opposite such date) of the Dollar Equivalent aggregate principal amount of Term Loans funded as of September 30, 2007, and any such scheduled principal repayments made pursuant to this Section 2.07(a) shall not be subject to any premium, penalty or other similar charge hereunder, including the prepayment premium set forth in Section 2.05(a):”
     (h) Amendment to Section 6.01. From and after the Amendment Effective Date, Section 6.01 is hereby amended by adding a new subsection, Section 6.01(d), at the end thereof as follows:
     “(d) as soon as available, but in any event within 20 days following the end of each fiscal month of the Company, monthly reports disclosing unaudited estimated sales and booking data with respect to such month just ended.”
     (i) Amendment to Existing Financial Covenants. From and after the Amendment Effective Date:
     (i) Consolidated Total Leverage Ratio. For the fiscal quarter ending March 31, 2008, the reference in Section 7.11(a) to “4.00:1” shall be amended to read “5.00:1”. Thereafter, the covenant set forth in Section 7.11(a) shall be suspended and not in effect for each of the fiscal quarters ending June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009. The covenant set

First Amendment to Credit Agreement
forth in Section 7.11(a) shall resume effectiveness commencing with the fiscal quarter ending June 30, 2009;
     (ii) Consolidated Senior Leverage Ratio. For the fiscal quarter ending March 31, 2008, the reference in Section 7.11(b) to “3.00:1” shall be amended to read “4.00:1”. Thereafter, the covenant set forth in Section 7.11(b) shall be suspended and not in effect for each of the fiscal quarters ending June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009. The covenant set forth in Section 7.11(b) shall resume effectiveness commencing with the fiscal quarter ending June 30, 2009; and
     (iii) Consolidated Fixed Charge Coverage Ratio. The covenant set forth in Section 7.11(c) shall be suspended and not in effect for each of the fiscal quarters ending March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008. The covenant set forth in Section 7.11(c) shall resume effectiveness commencing with the fiscal quarter ending March 31, 2009 (provided that for the fiscal quarter ending March 31, 2009 the reference in Section 7.11(c) to “1.50:1” shall be amended to read “1.25:1”). Thereafter, the covenant set forth in Section 7.11(c) shall resume effectiveness commencing with the fiscal quarter ending June 30, 2009.
     (j) New Financial Covenants. From and after the Amendment Effective Date, Section 7.11 is hereby amended to add the following additional covenants in the designated sequence to Section 7.11 of the Credit Agreement:
     “(d) Minimum Liquidity. Permit the Liquidity Amount to be less than the following levels as of the last day of such fiscal quarter:

for the fiscal quarter ending March 31, 2008	$100,000,000

for the fiscal quarter ending June 30, 2008	$85,000,000

for the fiscal quarter ending September 30, 2008	$75,000,000

for the fiscal quarter ending December 31, 2008	$75,000,000

for the fiscal quarter ending March 31, 2009	$85,000,000
     (e) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any Measurement Period to be less than the following levels as of the last day of such Measurement Period:

First Amendment to Credit Agreement

for the fiscal quarter ending March 31, 2008	3.25:1

for the fiscal quarter ending June 30, 2008	1.50:1

for the fiscal quarter ending September 30, 2008	0.50:1

for the fiscal quarter ending December 31, 2008	1.25:1

for the fiscal quarter ending March 31, 2009	2.75:1
     (f) Maximum Total Indebtedness to Capitalization. Permit Consolidated Funded Indebtedness to Capitalization to be less than the following levels as of the last day of each of the fiscal quarters ending:

for the fiscal quarter ending June 30, 2008	67.5%

for the fiscal quarter ending September 30, 2008	67.5%

for the fiscal quarter ending December 31, 2008	67.5%

for the fiscal quarter ending March 31, 2009	67.5%
     (g) Minimum Consolidated EBITDA. Permit Consolidated EBITDA to be less than the following levels as of the last day of each of the following periods:

For the two (2) fiscal quarters ending June 30, 2008 and September 30, 2008	$935,000

For the three (3) fiscal quarters ending June 30, 2008, September 30, 2008 and December 31, 2008	$10,000,000

For the four (4) fiscal quarters ending June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009	$27,000,000

First Amendment to Credit Agreement
     Section 2. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:
     (a) No Default or Event of Default has occurred and is continuing under the Credit Agreement as amended hereby. No Default or Event of Default would result from the amendment of the Credit Agreement contemplated hereby.
     (b) The execution, delivery and performance by the Loan Parties of this Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.
     (c) This Amendment and each of the other Loan Documents (as amended by this Amendment) constitute the legal, valid and binding respective obligations of each Loan Party, as applicable, enforceable against it in accordance with their respective terms.
     (d) All representations and warranties of Borrowers in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).
     (e) Loan Parties are each entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.
     (f) Each Loan Party’s respective obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.
     Section 3. Continuing Effectiveness; Ratification of Guaranties. As herein amended, each of the Loan Documents shall remain in full force and effect and each of the agreements, guarantees and obligations contained therein (as amended hereby) is hereby ratified and confirmed in all respects.
     Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.
     Section 5. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

First Amendment to Credit Agreement
     Section 6. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.
     Section 7. Effectiveness. The amendments set forth in Section 1 above shall deemed effective as of the Amendment Effective Date provided that the Administrative Agent shall have first received (a) counterparts of this Amendment executed by each party hereto, and (b) an amendment fee (for the account of each Lender executing this Amendment, pro rata in accordance with each such Lender’s portion of the total Commitments hereunder) equal to fifty (50) basis points (0.50%) of the total Commitments, as revised ($110,375,000).
[Signature Pages to Follow]

First Amendment to Credit Agreement
     The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

Asyst Technologies, Inc.
By:	/s/ Stephen S. Schwartz
	Name:	Stephen S. Schwartz
Its: President and Chief Executive Officer

Asyst Technologies Japan Holdings Company, Inc.
By:	/s/ Tetsuo Yamashita
	Name:	Tetsuo Yamashita
Its: Representative Director

Asyst Technologies Japan, Inc.
By:	/s/ Stephen S. Schwartz
	Name:	Stephen S. Schwartz
Its: Representative Director

First Amendment to Credit Agreement

KeyBank National Association, as Administrative Agent, Lender, Swing Line Lender and L/C Issuer
/s/ Raed Y. Alfayoumi
By: Raed Y. Alfayoumi
Title:	Vice President

First Amendment to Credit Agreement

Silicon Valley Bank, as Lender
By:	/s/ Illegible
Title: Relationship Manager

First Amendment to Credit Agreement

Citibank, N.A., as Lender
By:	/s/ Illegible
Title: Vice President

First Amendment to Credit Agreement

RBS Citizens NA, as Lender
By:	/s/ Illegible
Title: Senior Vice President

First Amendment to Credit Agreement

Asyst Technologies (Taiwan) Ltd., as Taiwanese Subsidiary Guarantor
By:	/s/ Steve Debenham
Title: Director

First Amendment to Credit Agreement

Asyst Korea, Ltd., as Korean Subsidiary Guarantor
By:	/s/ Steve Debenham
Title: Director

First Amendment to Credit Agreement

Asyst Technologies Japan, Inc. (Formerly Asyst Shinko, Inc.), as Japanese Subsidiary Guarantor
By:	/s/ Steve Schwartz
Title: Representative Director

First Amendment to Credit Agreement

Asyst Technologies, Inc., as Guarantor
By:	/s/ Steve Schwartz
Title: CEO, President, Chair

First Amendment to Credit Agreement

Asyst Technologies Japan Holdings Company, Inc. (Formerly Asyst Japan, Inc.), as Japanese Subsidiary Guarantor
By:	/s/ Tetsuo Yamashita
Title: Representative Director

First Amendment to Credit Agreement

Asyst Shinko Ireland, Ltd., as Other Foreign Subsidiary Guarantor
By:	/s/ Glenn Mercer
Title: President and Director

Exhibit A to
First Amendment to Credit Agreement
Schedule 2.01

				Revolving
	Original[1] Term	Revolving	Term Loan	Credit
	Loan	Credit	Applicable	Applicable
Lender	Commitment	Commitment	Percentage	Percentage
KeyBank National Association	$42,000,000	$14,666,666.67	49.41%	53.33%

Citibank, N.A.	$20,000,000	$5,238,095.24	23.53%	19.05%

Silicon Valley Bank	$15,000,000	$5,238,095.24	17.65%	19.05%

Citizens Bank	$8,000,000	$2,357,142.86	9.41%	8.57%

Total	$85,000,000	$27,500,000	100%	100%

[1]	Note: This reflects size of Term Loan Commitments at original closing. Principal prepayments of $2,125,000 are not reflected on this schedule.